Finance Lease Receivables, Net - Summary of Future Minimum Lease Payments Receivable (Detail) - Dec. 31, 2020	CNY (¥)	USD ($)
Capital Leases, Future Minimum Payments Receivable, Fiscal Year Maturity [Abstract]
2021	¥ 2,154,625,037	$ 330,210,734
2022	1,163,138,961	178,258,844
2023	524,223,451	80,340,759
Thereafter	6,682,625	1,024,157
Total	¥ 3,848,670,074	$ 589,834,494